UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 9, 2023

GeneDx Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware		001-39482	85-1966622
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

333 Ludlow Street, North Tower, 8th Floor			06902
Stamford,	Connecticut
(Address of Principal Executive Offices)			(Zip Code)
(800) 298-6470
Registrant's telephone number, including area code

Sema4 Holdings Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SMFR	The Nasdaq Global Select Market
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	SMFRW	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 Results of Operations and Financial Condition.

The information set forth in Item 7.01 below is incorporated by reference into this Item 2.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of January 9, 2023, GeneDx Holdings Corp. (the “Company”) changed its name from “Sema4 Holdings Corp.” to “GeneDx Holdings Corp.” (the “Name Change”) pursuant to a certificate of amendment to its certificate of incorporation (the “Certificate of Amendment”). Pursuant to Section 242(b)(1) of the General Corporation Law of the State of Delaware (the “DGCL”), the Name Change was approved by the board of directors (the “Board”) of the Company, did not require approval of the Company’s stockholders and will not affect the rights of the Company’s security holders. The Company also announced that it intends for its Class A common stock to cease trading under the ticker symbol “SMFR” and begin trading under its new ticker symbol, “WGS”, on the Nasdaq Global Select Market, which the Company expects to be effective on January 10, 2023. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, the Board also approved and adopted the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), effective as of January 9, 2023, in connection with the Name Change as well as the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the DGCL, and a periodic review of the bylaws of the Company.

In addition to the Name Change, among other things, the amendments effected by the Amended and Restated Bylaws:

•revise certain provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to conform to recent amendments to the DGCL;

•update certain provisions related to the conduct of stockholder meetings, including clarifying that the presiding person of a stockholder meeting may set additional attendance or other procedures for meeting attendees and Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), proponents;

•revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions, including (1) requiring additional information, representations and disclosures from proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies, (2) restricting the number of nominees a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting, and (3) requiring that proposed nominees be available for interviews by the Board or any Board committee thereof;

•address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing that stockholders delivering a notice of nomination certify to the Company in writing that they have complied with the Universal Proxy Rules requirements, providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements, requiring that a stockholder providing notice pursuant to the advance notice bylaws to inform the Company if a stockholder no longer plans to solicit proxies in accordance with the Universal Proxy Rules, and requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the meeting);

•require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;

•require that a stockholder intending to authorize a qualified representative to act for such stockholder as a proxy to present a nomination or proposal at such meeting to give notice of such authorization to the Company at least three business days before the applicable meeting;

•amend the notice provisions to reflect amendments to the DGCL relating to electronic transmission of notices to stockholders;

•add an emergency bylaw provision to provide clarity and authority to directors and certain officers during an emergency situation that would otherwise prevent a quorum of the Board or a Board committee from being achieved; and

•provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the United States District Court for the District of Delaware), shall be the sole and exclusive forum for (a) any derivative action or proceeding brought in the name or right of the Company or on behalf of the Company, (b) any action or proceeding asserting a claim that is based upon a breach of a duty owed by a current or former director, officer, employee, agent or stockholder of the Company to the Company or the Company’s stockholders, (c) any action or proceeding arising or asserting a claim arising pursuant to any provision of the DGCL (or as to which the DGCL confers jurisdiction upon the Court of Chancery) or any provision of the Company’s certificate of incorporation, any designation relating to any outstanding to any series of preferred stock, or the Amended and Restated Bylaws, (d) any action to interpret, apply, enforce, or determine the validity of the Company’s certificate of incorporation or the Amended and Restated Bylaws, or (e) any action or proceeding asserting a claim governed by the internal affairs doctrine

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes, including changes to align with the language used in certain provisions of the DGCL and the Universal Proxy Rules.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 9, 2023, the Company issued a press release (the “Press Release”) announcing the Name Change, as well as the Company’s expectations regarding its preliminary, unaudited pro forma revenue, test result volumes and pro forma adjusted gross margins for the year ended 2022. The preliminary unaudited results announced are presented on a pro forma basis assuming GeneDx and Sema4 were combined for the entirety of 2021 and 2022 and exclude the revenues and costs from the exited reproductive health and somatic tumor testing businesses. A copy of the Press Release is included with this Form 8-K for convenience and attached hereto as Exhibit 99.1.

The information furnished under Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Sema4 Holdings Corp.
3.2	Amended and Restated Bylaws of GeneDx Holdings Corp. (as amended and restated on January 9, 2023)
99.1	Press Release, dated January 9, 2023, regarding the Registrant’s Name Change to GeneDx Holdings Corp. and Preliminary 2022 Financial Results and 2023 Guidance
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneDx Holdings Corp.

Date:	January 9, 2023	By:	/s/ Katherine Stueland
		Name:	Katherine Stueland
		Title:	Chief Executive Officer